UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 4, 2020

VOXX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841

(I.R.S. Employer Identification No.)

2351 J Lawson Blvd., Orlando, FL	32824
(Address of principal executive offices)	(Zip Code)

(800) 645-7750

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

10K FILING RELIEF

VOXX International Corporation (the “Company”) intends to rely on the Securities and Exchange Commission (“SEC”) order issued on March 25, 2020 pursuant to Section 36 (Release No. 34-88465) (the “Order”) of the Securities Exchange Act of 1934 (the “Exchange Act”) extending the deadlines by up to 45 days for filing certain reports made under the Exchange Act. The Company is relying on the Order with respect to its Annual Report on Form 10-K for the year ended February 29, 2020, which was originally due to be filed with the SEC on or before May 15, 2020 (the “Report”).

The Company requires additional time to finalize its Report due to furloughs and a reduction in staff and suspension of in-person operations at its administrative headquarters in Hauppauge, New York in accordance with New York Governor Andrew Cuomo’s “New York State on Pause,” Executive Order 202.8 issued March 20, 2020 (as further extended by Executive Orders 202.14 and 202.18), as well as other financial and operational concerns associated with or caused by the coronavirus (“COVID-19”) pandemic. These conditions have caused significant disruptions to the Company’s operations requiring key personnel to devote considerable time and resources to respond to the emerging impacts to its business, which limits their availability to complete the Report and to thoroughly evaluate the subsequent events related to COVID-19. The Company anticipates filing its Report with the SEC on or before June 15, 2020 and thereafter filing an annual meeting proxy statement incorporating by reference the information required in Part III of the Report on or before June 29, 2020.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended February 28, 2019 and its subsequent Quarterly Reports on Form 10-Q, with the following risk factor:

Major public health issues, and specifically, the pandemic caused by the spread of COVID-19, could have an adverse impact on our financial condition and results of operations and other aspects of our business.

The global spread of COVID-19 has created significant macroeconomic uncertainty, volatility, and disruption. In response, many governments have implemented policies intended to stop or slow the further spread of the disease, such as lockdowns, shelter-in-place, or restricted movement guidelines, and these measures may remain in place for a significant period of time. These policies have resulted in lower consumer and commercial activity across many markets in many geographic areas. Further, a global economic downturn, including increased unemployment, that may result from lower consumer and commercial activity may continue to decrease demand for our products.

The spread of the COVID-19 has caused us to modify our business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings and events), and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers, and business partners.  There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus or otherwise be satisfactory to government authorities.

The extent to which the COVID-19 outbreak impacts our business, financial condition, results of operation or cash flows will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and geographic spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.  Even after the coronavirus outbreak has subsided, we may continue to experience materially adverse impacts to our business as a result of its global economic impact, including any recession, economic downturn, or increased unemployment that has occurred or may occur in the future. One or more of our customers, distribution partners, service providers or suppliers may also experience financial distress, file for bankruptcy protection, go out of business, or suffer disruptions in their business due to the COVID-19 outbreak, and as a result, our operating revenues may be impacted. The Company could also experience other material impacts, including, but not limited to, charges from potential adjustments to the carrying amount of inventory, asset impairment charges, and deferred tax valuation charges.

There are no comparable recent events which may provide guidance as to the effect of the spread of COVID-19 and a global pandemic, and as a result, the ultimate impact of this outbreak, or a similar health epidemic, is highly uncertain and subject to change.  We do not yet know the full extent of the impacts on our business, our operations or the global economy as a whole.  However, the effects could have a material adverse effect on our business, financial condition, results of operations, and cash flows.

Forward-Looking Statements

Certain statements in this report regarding the impact of COVID-19 to the Company constitute “forward-looking statements” under the federal securities laws. These forward-looking statements are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected financial position and operating results, our business strategy, our financing plans and the outcome of any contingencies are forward-looking statements. Any such forward-looking statements are based on current expectations, estimates, projections about our industry and our business, and the impact of the COVID-19 outbreak on our results of operations. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "should," "would," or variations of those words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in or implied by any forward-looking statements. Factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, matters listed in Item 1A under "Risk Factors" of the Company’s Annual Report on Form 10-K.  Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: May 4, 2020	BY:	/s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer